UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 29, 2018
(Date of earliest event reported)

CSAIL 2018-C14 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001752594)

Column Financial, Inc.

(Central Index Key Number 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Argentic Real Estate Finance LLC
(Central Index Key Number 0001624053)
Rialto Real Estate Fund III – Debt, LP

(Central Index Key Number 0001654834)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333- 207361-10	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01.	Other Events.

On November 29, 2018 Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-C14 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $678,764,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Natixis Securities Americas LLC (“Natixis Securities” and, together with Credit Suisse, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 20, 2018 among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of November 26, 2018.

On November 29, 2018 the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $678,764,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $4,500,000, were approximately $672,264,000. Of the expenses paid by the Registrant, approximately $1,150,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $1,070,000 in the form of fees were paid to the Underwriters, approximately $1,090,000 were paid to or for the Underwriters and $3,410,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 207361) was originally declared effective on December 15, 2015.

On November 29, 2018, the Registrant sold the Class X-F, Class X-G, Class X-NR, Class D, Class E, Class F, Class G and Class NR Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $91,464,731, to Credit Suisse and Natixis Securities (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated November 20, 2018, among the Depositor, Colum Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 26, 2018 and filed with the Securities and Exchange Commission on November 29, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Prudential – Digital Realty Portfolio	4.6	4.2
Georgetown Squared & Seattle Design Center	4.7	N/A
Continental Towers	4.8	N/A
The Greystone	4.9	N/A
Lafayette Park	4.10	N/A
Sheraton Grand Nashville Downtown	4.11	N/A
Indian Hills Senior Community	4.12	N/A
Holiday Inn FiDi	4.13	4.3(1)
2020 Fifth Avenue	4.14	N/A
20 Times Square	4.15	4.4
Hilton Clearwater Beach Resort & Spa	4.16	4.5

(1)	The subject Whole Loan will be serviced under the pooling and servicing agreement governing the WFCM 2018-C47 transaction until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2018-C14 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 20, 2018 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 20, 2018 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and NREC, (iii) from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 20, 2018 as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and AREF, (iv) from Rialto Real Estate Fund III – Debt, LP (“RREF”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 20, 2018 as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant and RREF and (v) from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 20, 2018 as to which an executed version is attached hereto as Exhibit 99.5, between the

Registrant, LCF, Ladder Capital Finance Holdings LLLP (“LCFH”), Series TRS of Ladder Capital Finance Holdings LLLP (“LC TRS”) and Series REIT of Ladder Capital Finance Holdings LLLP (“LC REIT”, and collectively with LCFH and LC TRS, the “LC Guarantors”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 20, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	BANK 2018-BNK14 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	WFCM 2018-C47 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	20 Times Square Trust 2018-TS TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	CSAIL 2018-CX11 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	Prudential – Digital Realty Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	Georgetown Squared & Seattle Design Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	Continental Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	The Greystone Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Lafayette Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Sheraton Grand Nashville Downtown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Indian Hills Senior Community Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Holiday Inn FiDi Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	2020 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	20 Times Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	Hilton Clearwater Beach Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 29, 2018.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 29, 2018 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 26, 2018, which such certification is dated November 26, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2018 between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Argentic Real Estate Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Rialto Real Estate Fund III – Debt, LP, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Ladder Capital Finance LLC, as seller, the LC Guarantors and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2018	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
		Name:	Charles Y. Lee
		Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated November 20, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC and Natixis Securities Americas LLC, as underwriters, and Column Financial, Inc.	(E)

4.1	Pooling and Servicing Agreement, dated as of November 1, 2018, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	BANK 2018-BNK14 PSA (as defined in the Pooling and Servicing Agreement).	(E)

4.3	WFCM 2018-C47 PSA (as defined in the Pooling and Servicing Agreement).	(E)

4.4	20 Times Square Trust 2018-TS TSA (as defined in the Pooling and Servicing Agreement).	(E)

4.5	CSAIL 2018-CX11 PSA (as defined in the Pooling and Servicing Agreement).	(E)

4.6	Prudential – Digital Realty Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.7	Georgetown Squared & Seattle Design Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.8	Continental Towers Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.9	The Greystone Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.10	Lafayette Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	Sheraton Grand Nashville Downtown Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	Indian Hills Senior Community Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.13	Holiday Inn FiDi Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.14	2020 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.15	20 Times Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.16	Hilton Clearwater Beach Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 29, 2018.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 29, 2018 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 26, 2018, which such certification is dated November 26, 2018.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2018 between Natixis Real Estate Capital LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Argentic Real Estate Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Rialto Real Estate Fund III – Debt, LP, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of November 20, 2018, between Ladder Capital Finance LLC, as seller, the LC Guarantors and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)